UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2004

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

N/A

(Former name, former address, and former fiscal year, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 9, 2004, The Providence Service Corporation (“Providence”) issued a press release announcing its financial guidance for fiscal 2004, when it will release its financial results for the fourth quarter and fiscal year ended December 31, 2003, when it will hold its earnings conference call for the fourth quarter and fiscal year ended December 31, 2003 and reiterated its fiscal 2003 guidance furnished with the Securities and Exchange Commission on a Form 8-K on November 12, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:
99.1	Press release issued by The Providence Service Corporation on February 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: February 12, 2004	By:	/s/ MICHAEL N. DEITCH
Michael N. Deitch
Chief Financial Officer